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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported): . . . . . .  December 23, 1996



                                STAFFMARK, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                        0-20971               71-0788538
(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
      of incorporation)                                      Identification No.)




              302 East Millsap Road
              Fayetteville, Arkansas                         72703
     (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: . . . . . . . (501) 973-6000
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Item 5.       Other Events

       On December 23, 1996, StaffMark, Inc. (the "Company") completed the acquisition of all of the outstanding capital stock of Tom Bain Personnel, Inc., a Tennessee corporation ("Tom Bain"), through its wholly-owned subsidiary, HRA, Inc., a Tennessee corporation. Tom Bain provides clerical staffing services in the Brentwood suburb of Nashville, Tennessee.


Item 7.       Financial Statements and Exhibits

       (c)    Exhibits.  The following exhibits are filed with this Form 8-K:

              99     Press Release dated December 24, 1996.


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          STAFFMARK, INC.
                                          (Registrant)

Date: January 6, 1997                 By: /s/Clete T. Brewer
                                          -----------------------------------
                                          Clete T. Brewer
                                          Chief Executive Officer
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                                 EXHIBIT INDEX


       99     Press Release dated December 24, 1996.